UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest report) November 12, 2002

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (I.R.S. Employer Identification No.)

6922 Hollywood Blvd.
Suite 800
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860–9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On November 12, 2002, j2 Global Communications, Inc., a Delaware corporation (“j2 Global”), issued a press release announcing its Corporate channel sales wins for the fiscal quarter ended September 30, 2002, and providing additional information on the status of j2 Global’s Corporate sales channel. A copy of the press release is attached to this report as Exhibit  99.1 and is incorporated herein by reference.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about j2 Global’s business contained in the press release are “forward–looking” rather than “historic.” The press release also states that a more thorough discussion of certain factors which may affect j2 Global’s operating results is included in j2 Global’s amended Annual Report on Form 10–K/A for the fiscal year ended December 31, 2001 and Quarterly Report on Form 10–Q for the quarterly period ended September 30, 2002, which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Issued November 12, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: November 18, 2002	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman, Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Issued November 12, 2002.